Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BE RESOURCES INC., a Colorado corporation (the “Company”) for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2011

BE RESOURCES INC.

/s/ Jon Pereira
By Jon Pereira, President and Chief Executive Officer
Dated: November 14, 2011

/s/ Carmelo Marrelli
By Carmelo Marrelli, Chief Financial Officer
Dated: November 14, 2011